HSBC FUNDS

HSBC Emerging Markets Debt Fund

HSBC Emerging Markets Local Debt Fund

Supplement dated June 2, 2017

to the Prospectus dated February 28, 2017 (as supplemented from time to time)

(the “Prospectus”)

Upon the recommendation of HSBC Global Asset Management (USA) Inc. (“HSBC”), the Board of Trustees (the “Board”) of the HSBC Emerging Markets Debt Fund (the “EMD Fund” or the “Fund”) and HSBC Emerging Markets Local Debt Fund (the “EMLD Fund”) approved: (i) certain changes to each Fund’s investment strategies and (ii) the merger of the EMLD Fund with and into the EMD Fund (the “Merger”). These changes were implemented, and the Merger was consummated, after the close of business on April 7, 2017.

Accordingly, effective immediately, references to the EMLD Fund are hereby removed from, and the following changes are made to, the Prospectus:

The following table replaces the “Annual Fund Operating Expenses” table under “HSBC Emerging Markets Debt Fund—Summary Section—Fees and Expenses of the Fund” on page 3 of the Prospectus:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fee	0.50%	0.50%
Distribution (12b-1) Fee	0.00%	0.00%
Other Expenses:
Shareholder Servicing Fee	0.25%	0.00%
Other Operating Expenses	0.92%	0.82%
Total Other Expenses	1.17%	0.82%
Acquired Fund Fees and Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses*	1.72%	1.37%
Fee Waiver and/or Expense Reimbursement**	(0.82%)	(0.82%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.55%

*	The Total Annual Fund Operating Expenses have been restated to reflect current expenses and do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
**	HSBC has entered into a contractual expense limitation agreement with the Fund (“Expense Limitation Agreement”) under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 0.85% for Class A Shares and 0.50% for Class I Shares. Any amounts contractually waived or reimbursed by HSBC will be subject to repayment by the Fund to HSBC within three years to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. The expense limitation shall be in effect until March 1, 2018. The Expense Limitation Agreement shall terminate upon the termination of the Investment Advisory Contract between the Trust and HSBC, or it may be terminated upon written notice to HSBC by the Trust’s Board of Trustees.

The following table replaces the “Expense Example” table under “HSBC Emerging Markets Debt Fund—Summary Section—Example” on page 4 of the Prospectus:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$562	$915	$1,291	$2,344
Class I Shares	$56	$353	$672	$1,575

The following replaces in its entirety the “HSBC Emerging Markets Debt Fund—Summary Section—Principal Investment Strategies” section:

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus borrowings for investment purposes, in fixed income instruments of issuers that economically are tied to emerging markets. The Fund will invest in instruments issued by foreign governments, government agencies and corporations. The Fund generally invests in both U.S. dollar denominated instruments as well as emerging market local currency denominated instruments. The “total return” sought by the Fund consists of income earned on investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular region, sector, security or issuer. The Fund will invest in at least three countries, and at least 40% of its net assets will be invested in foreign securities.

The Fund may invest in derivative instruments, including, but not limited to, swaps (including credit default swaps and interest rate swaps), financial futures, foreign currency futures, foreign currency contracts (including currency and non-deliverable forwards), options on futures contracts, and options on securities and swaps (swaptions), for hedging purposes, cash management purposes, as a substitute for investing in fixed income securities, or to enhance returns. However, during the period of time the Adviser or its affiliates hold substantial amounts of seed capital of the Fund, due to applicable regulatory restrictions, the Fund may not be able to buy certain derivative instruments, including, but not limited to, non-deliverable foreign exchange forwards, credit default index swaps that are not subject to mandatory central clearing, and zero coupon swaps. For purposes of meeting its 80% investment policy, the Fund may include derivatives that have characteristics or exposure similar to fixed income instruments of issuers that economically are tied to emerging markets.

The term “emerging markets” includes any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the “World Bank”); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market. Currently, “emerging market countries” generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Adviser has broad discretion to identify countries that it considers to qualify as emerging markets.

An instrument is economically tied to an emerging market country if: (i) the issuer is the government (or any political subdivision, agency, authority or instrumentality of such government) of an emerging market country; (ii) the instrument is principally traded on an emerging market country’s securities markets; or (iii) the issuer is organized or principally operates in an emerging market country, derives 50% or more of its income from its operation within the country, or has 50% or more of its assets in the country.

The Adviser will select investments for purchase or sale by evaluating each issuer based on: (i) general economic and financial conditions; (ii) the specific issuer’s business and management, cash flow, earnings coverage of interest and dividends, ability to operate under adverse economic conditions, and fair market value of assets; (iii) any unique political, economic, or social conditions applicable to such issuer’s country; and (iv) other considerations the Adviser deems appropriate. The Adviser will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and other specific factors that the Adviser believes to be relevant.

The Fund may invest without limitation in high-yield securities (“junk bonds”),which are those securities rated lower than “Baa” by Moody’s Investors Service (“Moody’s”) or lower than “BBB” by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), subject to a maximum of 15% of its total assets at the time of purchase in securities rated below “B” by Moody’s, or equivalently rated by S&P or Fitch or, if unrated, determined by the Adviser to be of comparable quality.

The Fund may invest in sovereign and supranational debt obligations (debt instruments issued or guaranteed by foreign governments, agencies, and supranational entities). In addition, the Fund may invest in Eurodollar bank obligations and Yankee bank obligations, and may also invest in Brady Bonds, which are issued as a result of a restructuring of a country’s debt obligations to commercial banks under the “Brady Plan.” The Fund may purchase or sell securities on a when-issued or delayed delivery basis. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

The Fund may purchase securities of various maturities, but expects under normal market conditions to maintain an average portfolio duration that normally varies within two years (plus or minus) of the duration of the Fund’s blended benchmark index. The Fund’s benchmark is a composite of J.P. Morgan Emerging Markets Bond Index Global (50%) and J.P. Morgan Government Bond Index – Emerging Markets Global Diversified (50%). As of December 31, 2016, the durations of the J.P. Morgan Emerging Markets Bond Index Global and the J.P. Morgan Government Bond Index – Emerging Markets Global Diversified were 6.67 and 4.91 years, respectively.

The Fund is considered to be “non-diversified” under the Investment Company Act of 1940, as amended (“1940 Act”), which means that the Fund can invest a greater percentage of its assets in a more limited number of issuers than a diversified fund.

The following paragraph is added to “HSBC Emerging Markets Debt Fund—Summary Section—Principal Investment Risks” on page 7 of the Prospectus:

When-Issued Securities: The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligation.

The following sentence is added to the first paragraph under the “HSBC Emerging Markets Debt Fund—Summary Section—Performance Bar Chart and Table” section on page 8 of the Prospectus:

Prior to April 7, 2017, the Fund’s investments were primarily comprised of U.S. dollar denominated instruments issued by foreign governments and corporations. Accordingly, performance information prior to that date reflects the Fund’s former investment strategies, and future performance will vary.

The following replaces in its entirety the paragraph under “HSBC Emerging Markets Debt Fund—Summary Section—Portfolio Managers” on page 9 of the Prospectus:

Investment decisions for the Fund are made by the Adviser’s Emerging Markets Debt Team. Nishant Upadhyay, Senior Vice President, Head of Emerging Markets Debt Portfolio Management; Zeke Diwan, Senior Vice President, Senior Portfolio Manager; and Billy Lang, Vice President, Portfolio Manager are the members of the Emerging Markets Debt Team with the most significant responsibility for the day-to-day management of the Fund’s portfolio. Mr. Upadhyay has managed the Fund since November 3, 2015; Mr. Diwan has managed the Fund since January 9, 2017, and Mr. Lang has managed the Fund since April 10, 2017.

The following replaces in its entirety the “Regulatory Risk” under “HSBC Funds—Additional Information About the Funds’ Investment Strategies and Risks—Investment Risks of the Funds” on page 78 of the Prospectus:

● Regulatory Risk: Entities that are part of banking organizations, such as the Adviser and its affiliates, are subject to extensive government regulation. Government regulation may change frequently and may have significant effects, including limiting the ability of the Funds and the Adviser and its affiliates from engaging in certain trading activities, which may adversely impact the Funds and their performance and increase the Funds’ fees and expenses. For example, the so-called “Volcker Rule” prohibits the Adviser and its affiliates from engaging in certain trading activities. A Fund may be adversely impacted by this rule if the Adviser or its affiliates own 25% or more of the Fund’s shares outside of any seeding period permitted by the rule. These restrictions may prevent a Fund from maintaining sufficient seed capital and may cause the Fund to liquidate at the end of the period if the Fund is not able to achieve sufficient scale. Funds that are not managed by entities that are part of banking organizations are not subject to these limitations.

In addition, certain Funds, including the Emerging Markets Debt Fund, in which the Adviser and its affiliates hold substantial amounts of seed capital, at or above 50% of the Fund’s shares, are subject to margin rules adopted by the U.S. Commodity Futures Trading Commission and other prudential regulators. These rules require these Funds to post and collect initial margin when trading certain uncleared or over-the-counter derivatives, including, but not limited to, non-deliverable foreign exchange forwards, credit default index swaps, and zero coupon swaps, which may effectively preclude these Funds from trading these derivatives. For the Emerging Markets Debt Fund, the inability to trade certain uncleared derivatives may result in more benchmark orientated exposures, may negatively impact the Fund’s performance or the Adviser’s ability to implement the Fund’s investment strategies, and may increase the fees and expenses borne by the Fund.

The following replaces in its entirety the first paragraph under “HSBC Funds—Additional Information About the Funds’ Investment Strategies and Risks—More Information About Indices” on page 79 of the Prospectus:

The HSBC Emerging Markets Debt Fund’s primary benchmark index is a composite of the J.P. Morgan Emerging Markets Bond Index Global (50%) and the J.P. Morgan Government Bond Index – Emerging Markets Global Diversified (50%). The J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. The J.P. Morgan Government Bond Index – Emerging Markets Global Diversified is an unmanaged comprehensive global emerging markets fixed income index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

4